SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                               _______________

                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




   Date of Report (Date of earliest event reported)  April 2, 2001


                              NISOURCE INC.
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        (Exact Name of Registrant as Specified in Its Charter)



         Delaware             001-16189                35-2108964
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   (State or Other      (Commission File Number)     (IRS Employer
   Jurisdiction of                                  Identification No.)
   Incorporation)



   801 E. 86TH AVENUE, MERRILLVILLE, INDIANA              46410
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   (Address of Principal Executive Offices)            (Zip Code)


   Registrant's telephone number, including area code     (877) 647-5990
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   (Former Name or Former Address, If Changed Since Last Report)

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
   Item 7.   Financial Statements, Pro Forma Financial Information and
             Exhibits.
             ---------------------------------------------------------

   Pro Forma Financial Information.

        The following Pro Forma Financial Information is included in
   Exhibit 99.1 to this Report and is incorporated herein by reference:
   (1) Unaudited Pro Forma Combined Condensed Statement of Income from Continuing Operations for the twelve months ended December 31, 2000 and (2) Notes to Unaudited Pro Forma Combined Condensed Statement of Income.


   The following exhibit is filed herewith:

   99.1      Pro Forma Financial Information.





                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 NISOURCE INC.
                                 (Registrant)



   Dated: April 2, 2001          By:  /s/ Jeffrey Grossman
                                 ---------------------------------------
                                 Name:   Jeffrey Grossman
                                 Title:  Vice President and Controller





                                EXHIBIT INDEX




   EXHIBIT NUMBER      DESCRIPTION
   --------------      -----------

        99.1           Pro Forma Financial Information.

             Unaudited Pro Forma Financial Information. The following unaudited pro forma information reflects the historical combined condensed statement of income for continuing operations of NiSource Inc. and Columbia Energy Group after accounting for the acquisition of Columbia by NiSource as a purchase business combination. The unaudited pro forma combined condensed statement of income from continuing operations assumes the acquisition was completed on January 1, 2000. The information presented below is not necessarily indicative of the results of operations that would have occurred had the acquisition actually been completed on such date. The information is also not necessarily indicative of the future results of operations of NiSource. The pro forma statements and notes should be read in conjunction with the historical consolidated financial statements and related notes of NiSource and Columbia.